Rule 424(b)(3)
File No.:  333-100644
333-9470


EXHIBIT A




AMERICAN DEPOSITARY
SHARES

(Each American
Depositary

Share represents
2,500

deposited Shares)


OVERSTAMP: Effective May
4, 2005, each American
Depositary Share
represents one deposited
Share.

THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR NON-VOTING
PREFERRED STOCK
WITHOUT PAR VALUE OF
TELESP CELULAR
PARTICIPACOES S.A.
(ORGANIZED UNDER THE
LAWS OF THE
FEDERATIVE REPUBLIC
OF BRAZIL)

		The Bank
of New York, as
depositary
(hereinafter called
the Depositary),
hereby certifies
that___________
____________________
____________________
____, or registered
assigns IS THE OWNER
OF
____________________
_________


AMERICAN DEPOSITARY
SHARES

representing
deposited non-voting
preferred stock
(herein called
Shares) of Telesp
Celular
Participacoes S.A.,
a sociedade anonima
(a corporation)
organized under the
laws of The
Federative Republic
of Brazil (herein
called the Company).
At the date hereof,
each American
Depositary Share
represents 2,500
Shares deposited or
subject to deposit
under the Deposit
Agreement (as such
term is hereinafter
defined) at the Sao
Paulo office of
Banco Itau (herein
called the
Custodian).  The
Depositarys
Corporate Trust
Office is located at
a different address
than its principal
executive office.
Its Corporate Trust
Office is located at
101 Barclay Street,
New York, N.Y.
10286, and its
principal executive
office is located at
One Wall Street, New
York, N.Y. 10286.

THE DEPOSITARYS
CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET,
NEW YORK, N.Y. 10286

		1.  THE
AMENDED AND RESTATED
DEPOSIT AGREEMENT.

		This
American Depositary
Receipt is one of an
issue (herein called
Receipts), all
issued and to be
issued upon the
terms and conditions
set forth in the
amended and restated
deposit agreement,
dated as of November
2, 1998 (herein
called the Deposit
Agreement), by and
among the Company,
the Depositary, and
all Owners and
Beneficial Owners
from time to time of
Receipts issued
thereunder, each of
whom by accepting a
Receipt agrees to
become a party
thereto and become
bound by all the
terms and conditions
thereof.  The
Deposit Agreement
sets forth the
rights of Owners and
Beneficial Owners of
the Receipts and the
rights and duties of
the Depositary in
respect of the
Shares deposited
thereunder and any
and all other
securities, property
and cash from time
to time received in
respect of such
Shares and held
thereunder (such
Shares, securities,
property, and cash
are herein called
Deposited
Securities).  Copies
of the Deposit
Agreement are on
file at the
Depositarys
Corporate Trust
Office in New York
City and at the
office of the
Custodian.

		The
statements made on
the face and reverse
of this Receipt are
summaries of certain
provisions of the
Deposit Agreement
and are qualified by
and subject to the
detailed provisions
of the Deposit
Agreement, to which
reference is hereby
made.  Capitalized
terms defined in the
Deposit Agreement
and not defined
herein shall have
the meanings set
forth in the Deposit
Agreement.

		2.
SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF
SHARES.

		Upon
surrender at the
Corporate Trust
Office of the
Depositary of this
Receipt for the
purpose of
withdrawal of the
Deposited Securities
represented by the
American Depositary
Shares evidenced
hereby, and upon
payment of the fee
of the Depositary
provided in this
Receipt, and subject
to the terms and
conditions of the
Deposit Agreement,
the Owner hereof is
entitled to
delivery, to him or
upon his order, of
the Deposited
Securities at the
time represented by
the American
Depositary Shares
for which this
Receipt is issued.
Delivery of such
Deposited Securities
may be made by (a)
(i) the delivery of
certificates in the
name of the Owner
hereof or as ordered
by him or
certificates
properly endorsed or
accompanied by
proper instruments
of transfer to such
Owner or as ordered
by him, or (ii)
book-entry transfer
of the Shares
represented by this
Receipt to an
account in the name
of such Owner or as
ordered by him, and
(b) delivery of any
other securities,
property and cash to
which such Owner is
then entitled in
respect of this
Receipt to such
Owner or as ordered
by him.  Such
delivery will be
made at the option
of the Owner hereof,
either at the office
of the Custodian or
at the Corporate
Trust Office of the
Depositary, as
provided in the
Deposit Agreement;
provided that the
forwarding of
certificates for
Shares or other
Deposited Securities
for such delivery at
the Corporate Trust
Office of the
Depositary shall be
at the risk and
expense of the Owner
hereof.

		3.
TRANSFERS, SPLIT-
UPS, AND
COMBINATIONS OF
RECEIPTS.

		The
transfer of this
Receipt is
registrable on the
books of the
Depositary at its
Corporate Trust
Office by the Owner
hereof in person or
by a duly authorized
attorney, upon
surrender of this
Receipt properly
endorsed for
transfer or
accompanied by
proper instruments
of transfer and
funds sufficient to
pay any applicable
transfer taxes and
the expenses of the
Depositary and upon
compliance with such
regulations, if any,
as the Depositary
may establish for
such purpose.  This
Receipt may be split
into other such
Receipts, or may be
combined with other
such receipts into
one Receipt,
evidencing the same
aggregate number of
American Depositary
Shares as the
Receipt or Receipts
surrendered.  As a
condition precedent
to the execution and
delivery,
registration of
transfer, split-up,
combination, or
surrender of any
Receipt, the
delivery of any
distribution
thereon, or
withdrawal of any
Deposited
Securities, the
Company, the
Depositary, the
Custodian, or
Registrar may
require payment from
the depositor of the
Shares or the
presentor of the
Receipt of a sum
sufficient to
reimburse it for any
tax or other
governmental charge
and any stock
transfer or
registration fee
with respect thereto
(including any such
tax or charge and
fee with respect to
Shares being
deposited or
withdrawn) and
payment of any
applicable fees as
provided in this
Receipt, may require
the production of
proof satisfactory
to it as to the
identity and
genuineness of any
signature and may
also require
compliance with such
reasonable
regulations the
Depositary may
establish consistent
with the provisions
of the Deposit
Agreement or this
Receipt, including,
without limitation,
this Article 3.

		The
delivery of Receipts
against deposits of
Shares generally or
against deposits of
particular Shares
may be suspended, or
the transfer of
Receipts in
particular instances
may be refused, or
the registration of
transfer of
outstanding
Receipts, or the
combination or
split-up of Receipts
generally may be
suspended, during
any period when the
transfer books of
the Depositary are
closed, or if any
such action is
deemed necessary or
advisable by the
Depositary or the
Company at any time
or from time to time
because of any
requirement of law
or of any government
or governmental body
or commission, or
under any provision
of the Deposit
Agreement or this
Receipt, or for any
other reason,
subject to the
provisions of the
following sentence.
Notwithstanding any
other provision of
the Deposit
Agreement or this
Receipt, the
surrender of
outstanding Receipts
and withdrawal of
Deposited Securities
may be suspended
only for (i)
temporary delays
caused by closing
the transfer books
of the Depositary or
the Company or the
deposit of Shares in
connection with
voting at a
shareholders
meeting, or the
payment of
dividends, (ii) the
payment of fees,
taxes and similar
charges, and (iii)
compliance with any
U.S. or foreign laws
or governmental
regulations relating
to the Receipts or
to the withdrawal of
the Deposited
Securities, or (iv)
any other reason
that may at any time
be specified in
paragraph I(A)(1) of
the General
Instructions to Form
F-6, as from time to
time in effect, or
any successor
provision thereto.
Without limitation
of the foregoing,
the Depositary shall
not knowingly accept
for deposit under
the Deposit
Agreement any Shares
required to be
registered under the
provisions of the
Securities Act of
1933, unless a
registration
statement is in
effect as to such
Shares.

		4.
LIABILITY OF OWNER
OR BENEFICIAL OWNER
FOR TAXES.

		If any tax
or other
governmental charge
shall become payable
by the Custodian or
the Depositary with
respect to any
Receipt or any
Deposited Securities
represented hereby,
such tax or other
governmental charge
shall be payable by
the Owner or
Beneficial Owner
hereof to the
Depositary.  The
Depositary may
refuse to effect any
transfer of this
Receipt or any
combination or
split-up hereof or
any withdrawal of
Deposited Securities
represented by
American Depositary
Shares evidenced by
such Receipt until
such payment is
made, and may
withhold any
dividends or other
distributions, or
may sell for the
account of the Owner
or Beneficial Owner
hereof any part or
all of the Deposited
Securities
represented by the
American Depositary
Shares evidenced by
this Receipt, and
may apply such
dividends or other
distributions or the
proceeds of any such
sale in payment of
such tax or other
governmental charge
(and any taxes or
expenses arising out
of such sale), and
the Owner or
Beneficial Owner
hereof shall remain
liable for any
deficiency.

		5.
WARRANTIES OF
DEPOSITORS.

		Every
person depositing
Shares hereunder and
under the Deposit
Agreement shall be
deemed thereby to
represent and
warrant that such
Shares and each
certificate therefor
are validly issued,
fully paid, non-
assessable, and free
of any preemptive
rights of the
holders of
outstanding Shares
and that the person
making such deposit
is duly authorized
so to do.  Every
such person shall
also be deemed to
represent that (i)
the Shares presented
for deposit are not,
and the Receipts
issuable upon such
deposit will not be,
restricted
securities within
the meaning of Rule
144(a)(3) under the
Securities Act of
1933, and (ii) the
deposit of such
Shares and the sale
of Receipts
evidencing American
Depositary Shares
representing such
Shares by that
person are not
otherwise restricted
under the Securities
Act of 1933.  Such
representations and
warranties shall
survive the deposit
of Shares and
issuance of
Receipts.

		6.  FILING
PROOFS,
CERTIFICATES, AND
OTHER INFORMATION.

		Any person
presenting Shares
for deposit or any
Owner of a Receipt
may be required from
time to time to file
with the Depositary
or the Custodian
such proof of
citizenship or
residence, exchange
control approval,
legal or beneficial
ownership of
Receipts, Deposited
Securities or other
securities,
compliance with all
applicable laws or
regulations or terms
of the Deposit
Agreement or such
Receipt, or such
information relating
to the registration
on the books of the
Company or the
Foreign Registrar,
if applicable, to
execute such
certificates and to
make such
representations and
warranties, as the
Depositary may deem
necessary or proper.
The Depositary may
withhold the
delivery or
registration of
transfer of any
Receipt or the
distribution of any
dividend or sale or
distribution of
rights or of the
proceeds thereof or
the delivery of any
Deposited Securities
until such proof or
other information is
filed or such
certificates are
executed or such
representations and
warranties made.
The Depositary shall
from time to time
advise the Company
of the availability
of any such proofs,
certificates or
other information
and shall provide
copies thereof to
the Company as
promptly as
practicable upon
request by the
Company, unless such
disclosure is
prohibited by law.

		7.
CHARGES OF
DEPOSITARY.

		The
Company agrees to
pay the fees and
reasonable out-of-
pocket expenses of
the Depositary and
those of any
Registrar only in
accordance with
agreements in
writing entered into
between the
Depositary and the
Company from time to
time.  The
Depositary shall
present detailed
statement for such
expenses to the
Company at least
once every three
months.  The charges
and expenses of the
Custodian are for
the sole account of
the Depositary.

		The
following charges
(to the extent
permitted by
applicable law or
the rules of any
securities exchange
on which the
American Depositary
Shares are admitted
for trading) shall
be incurred by any
party depositing or
withdrawing Shares
or by any party
surrendering
Receipts or to whom
Receipts are issued
(including, without
limitation, issuance
pursuant to a stock
dividend or stock
split declared by
the Company or an
exchange of stock
regarding the
Receipts or
Deposited Securities
or a distribution of
Receipts pursuant to
Section 4.03 of the
Deposit Agreement),
whichever
applicable: (1)
taxes and other
governmental
charges, (2) such
registration fees as
may from time to
time be in effect
for the registration
of transfers of
Shares generally on
the Share register
of the Company or
Foreign Registrar
and applicable to
transfers of Shares
to the name of the
Depositary or its
nominee or the
Custodian or its
nominee on the
making of deposits
or withdrawals under
the terms of the
Deposit Agreement,
(3) such cable,
telex and facsimile
transmission
expenses as are
expressly provided
in the Deposit
Agreement, (4) such
expenses as are
incurred by the
Depositary in the
conversion of
foreign currency
pursuant to Section
4.05 of the Deposit
Agreement, (5) a fee
not in excess of
$5.00 or less per
100 American
Depositary Shares
(or portion thereof)
for the execution
and delivery of
Receipts pursuant to
Sections 2.03 or
4.03 of the Deposit
Agreement and the
surrender of
Receipts pursuant to
Section 2.05 of the
Deposit Agreement
and (6) a fee for
the distribution of
proceeds of sales of
securities or rights
pursuant to Sections
4.02 or 4.04,
respectively, of the
Deposit Agreement,
such fee (which may
be deducted from
such proceeds) being
in an amount equal
to the lesser of (i)
the fee for the
issuance of American
Depositary Shares
referred to above
which would have
been charged as a
result of the
deposit by Owners of
securities (for
purposes of this
clause 6 treating
all such securities
as if they were
Shares) or Shares
received in exercise
of rights
distributed to them
pursuant to Sections
4.02 or 4.04,
respectively, but
which securities or
rights are instead
sold by the
Depositary and the
net proceeds
distributed and (ii)
the amount of such
proceeds.

		The
Depositary, subject
to Article 8 hereof,
may own and deal in
any class of
securities of the
Company and its
affiliates and in
Receipts.

		8.  PRE-
RELEASE OF RECEIPTS.

		Neither
the Depositary nor
the Custodian shall
deliver Shares, by
physical delivery,
book entry or
otherwise (other
than to the Company
or its agent as
contemplated by
Section 4.08 of the
Deposit Agreement),
or otherwise permit
Shares to be
withdrawn from the
facility created
hereby, except upon
the receipt and
cancellation of
Receipts.

		The
Depositary may issue
Receipts against
rights to receive
Shares from the
Company (or any
agent of the Company
recording Share
ownership).  No such
issue of Receipts
will be deemed a
Pre-Release subject
to the restrictions
of the following
paragraph.

		In its
capacity as
Depositary, the
Depositary will not
deliver Shares held
under the Deposit
Agreement prior to
the receipt and
cancellation by the
Depositary of
Receipts.  The
Depositary may
execute and deliver
Receipts prior to
the receipt of
Shares pursuant to
Section 2.02 of the
Deposit Agreement
(Pre-Release).  The
Depositary may,
pursuant to Section
2.05 of the Deposit
Agreement, deliver
Shares upon the
receipt and
cancellation of
Receipts which have
been Pre-Released,
whether or not such
cancellation is
prior to the
termination of such
Pre-Release or the
Depositary knows
that such Receipt
has been Pre-
Released.  The
Depositary may
receive Receipts in
lieu of Shares in
satisfaction of a
Pre- Release.  Each
Pre-Release will be
(a) preceded or
accompanied by a
written
representation and
agreement from the
person to whom
Receipts or Shares
are to be delivered
(the Pre-Releasee)
that the Pre-
Releasee, or its
customer, (i) owns
the Shares or
Receipts to be
remitted, as the
case may be, (ii)
assigns all
beneficial right,
title and interest
in such Shares or
Receipts, as the
case may be, to the
Depositary for the
benefit of the
Owners, and (iii)
agrees in effect to
hold such Shares or
Receipts, as the
case may be, for the
account of the
Depositary until
delivery of the same
upon the Depositarys
request, (b) at all
times fully
collateralized with
cash or U.S.
government
securities, (c)
terminable by the
Depositary on not
more than five (5)
business days
notice, and (d)
subject to such
further indemnities
and credit
regulations as the
Depositary deems
appropriate.  The
number of American
Depositary Shares
which are
outstanding at any
time as a result of
Pre- Releases will
not normally exceed
thirty percent (30%)
of the American
Depositary Shares
outstanding (without
giving effect to
American Depositary
Shares evidenced by
Receipts outstanding
as a result of Pre-
Releases); provided,
however, that the
Depositary reserves
the right to
disregard such limit
from time to time as
it deems appropriate
and may, with the
prior written
consent of the
Company, change such
limit for purposes
of general
application.  The
Depositary will also
set limits with
respect to the
number of Pre-
Released Receipts
involved in
transactions to be
done hereunder with
any one person on a
case by case basis
as it deems
appropriate.  The
collateral referred
to in clause (b)
above shall be held
by the Depositary
for the benefit of
the Owners as
security for the
performance of the
obligations to
deliver Shares or
Receipts set forth
in clause (a) above
(and shall not, for
the avoidance of
doubt, constitute
Deposited Securities
hereunder).

		The
Depositary may
retain for its own
account any
compensation
received by it in
connection with the
foregoing.

		9.  TITLE
TO RECEIPTS.

		It is a
condition of this
Receipt, and every
successive holder
and Owner of this
Receipt by accepting
or holding the same
consents and agrees,
that title to this
Receipt when
properly endorsed or
accompanied by
proper instruments
of transfer, is
transferable by
delivery with the
same effect as in
the case of a
negotiable
instrument,
provided, however,
that the Depositary
and the Company,
notwithstanding any
notice to the
contrary, may treat
the person in whose
name this Receipt is
registered on the
books of the
Depositary as the
absolute owner
hereof for the
purpose of
determining the
person entitled to
distribution of
dividends or other
distributions or to
any notice provided
for in the Deposit
Agreement or for all
other purposes.

		10.
VALIDITY OF RECEIPT.

		This
Receipt shall not be
entitled to any
benefits under the
Deposit Agreement or
be valid or
obligatory for any
purpose, unless this
Receipt shall have
been executed by the
Depositary by the
manual signature of
a duly authorized
signatory of the
Depositary;
provided, however,
that such signature
may be a facsimile
if a Registrar for
the Receipts shall
have been appointed
and such Receipts
are countersigned by
the manual signature
of a duly authorized
officer of the
Registrar.

		11.
REPORTS; INSPECTION
OF TRANSFER BOOKS.

		The
Company is subject
to the periodic
reporting
requirements of the
Securities Exchange
Act of 1934 and,
accordingly, files
certain reports with
the Commission.
Such reports and
communications will
be available for
inspection and
copying by Owners
and Beneficial
Owners at the public
reference facilities
maintained by the
Commission located
at 450 Fifth Street,
N.W., Washington,
D.C. 20549.


		The
Depositary will make
available for
inspection by Owners
of Receipts at its
Corporate Trust
Office any reports
and communications,
including any proxy
soliciting material,
received from the
Company which are
both (a) received by
the Depositary as
the holder of the
Deposited Securities
and (b) made
generally available
to the holders of
such Deposited
Securities by the
Company.  The
Depositary will also
send to Owners of
Receipts copies of
such reports when
furnished by the
Company pursuant to
the Deposit
Agreement.  Any such
reports and
communications,
including any such
proxy soliciting
material, furnished
to the Depositary by
the Company shall be
furnished in English
to the extent such
materials are
required to be
translated into
English pursuant to
any regulations of
the Commission.  The
Company agrees to
provide to the
Depositary, at the
Companys expense
(unless otherwise
agreed in writing by
the Company and the
Depositary), all
documents that it
provides to the
Custodian.

		In the
event the Receipts
are listed or quoted
on a national
securities exchange
in the United
States, the Company
will promptly
transmit to the
Custodian English
language versions of
any reports and
other communications
that are made
generally available
by the Company to
holders of its
Shares or other
Deposited Securities
and the Depositary
will, at the
Companys expense
(unless otherwise
agreed in writing by
the Company and the
Depositary), arrange
for the prompt
transmittal by the
Custodian to the
Depositary of such
notices, reports and
other communications
and arrange for the
mailing, at the
Companys expense
(unless otherwise
agreed in writing by
the Company and the
Depositary), of
copies thereof (or
if requested by the
Company, a summary
of any such notice
provided by the
Company) to all
Owners or, at the
request of the
Company, make such
notices, reports and
other communications
available to all
Owners on a basis
similar to that for
holders of Shares or
other Deposited
Securities, or on
such other basis as
the Company may
advise the
Depositary may be
required by any
applicable law,
regulation or stock
exchange
requirement. The
Company has
delivered to the
Depositary and the
Custodian a copy of
the provisions of or
governing the Shares
and any other
Deposited Securities
issued by the
Company or any
affiliate of the
Company, and
promptly upon any
amendment thereto or
change therein, the
Company shall
deliver to the
Depositary and the
Custodian a copy of
such provisions as
so amended or
changed. The
Depositary may rely
upon such copy for
all purposes of this
Deposit Agreement.
The Depositary will,
at the expense of
the Company (unless
otherwise agreed in
writing by the
Company and the
Depositary), make
such copy and such
notices, reports and
other communications
available for
inspection by Owners
at the Depositarys
office, at the
office of the
Custodian and at any
other designated
transfer offices.

		The
Depositary will keep
books for the
registration of
Receipts and
transfers of
Receipts which at
all reasonable times
shall be open for
inspection by the
Owners of Receipts
provided that such
inspection shall not
be for the purpose
of communicating
with Owners of
Receipts for an
object other than
the business of the
Company, including,
without limitation,
a matter related to
the Deposit
Agreement or the
Receipts.

		The
Depositary may close
the transfer books
after consultation
with the Company to
the extent
practicable, at any
time or from time to
time, when deemed
expedient by it in
connection with the
performance of its
duties under the
Deposit Agreement or
at the request of
the Company,
provided that any
such closing of the
transfer books shall
be subject to the
provisions of
Section 2.06 of the
Deposit Agreement
which limit the
suspension of
withdrawals of
Shares.

		12.
DIVIDENDS AND
DISTRIBUTIONS.

		Whenever
the Depositary or on
its behalf, its
agent, receives any
cash dividend or
other cash
distribution on any
Deposited
Securities, the
Depositary will, if
at the time of
receipt thereof any
amounts received in
a foreign currency
can in the judgment
of the Depositary be
converted on a
reasonable basis
into United States
dollars transfer
able to the United
States, and subject
to the Deposit
Agreement, convert
or will cause its
agent to convert, as
promptly as
practicable (and in
any event within one
Business Day) after
its receipt of such
dividend or
distribution (unless
otherwise prohibited
or prevented by
law), such dividend
or distribution into
dollars and will, as
promptly as
practicable,
distribute the
amount thus received
(net of the expenses
of the Depositary as
provided in Article
7 hereof and Section
5.09 of the Deposit
Agreement) to the
Owners of Receipts
entitled thereto,
provided, however,
that in the event
that the Company or
the Depositary is
required to withhold
and does withhold
from such cash
dividend or other
cash distribution in
respect of any
Deposited Securities
an amount on account
of taxes, the amount
distributed to the
Owners of the
Receipts evidencing
American Depositary
Shares representing
such Deposited
Securities shall be
reduced accordingly.

		Subject to
the provisions of
Section 4.11 and
5.09 of the Deposit
Agreement, whenever
the Depositary
receives any
distribution other
than a distribution
described in
Sections 4.01, 4.03
or 4.04 of the
Deposit Agreement,
the Depositary will,
as promptly as
practicable, cause
the securities or
property received by
it to be distributed
to the Owners of
Receipts entitled
thereto, in any
manner that the
Depositary may deem
equitable and
practicable for
accomplishing such
distribution;
provided, however,
that if in the
opinion of the
Depositary such
distribution cannot
be made
proportionately
among the Owners of
Receipts entitled
thereto, or if for
any other reason the
Depositary deems
such distribution
not to be feasible,
the Depositary may,
after consultation
with the Company,
adopt such method as
it may deem
equitable and
practicable for the
purpose of effecting
such distribution,
including, but not
limited to, the
public or private
sale of the
securities or
property thus
received, or any
part thereof, and
the net proceeds of
any such sale (net
of the fees of the
Depositary as
provided in Article
7 hereof and Section
5.09 of the Deposit
Agreement and any
expenses in
connection with such
sale) shall be
distributed by the
Depositary to the
Owners of Receipts
entitled thereto as
in the case of a
distribution
received in cash,
all in the manner
and subject to the
conditions set forth
in the Deposit
Agreement.

		If any
distribution
consists of a
dividend in, or free
distribution of,
Shares, the
Depositary may or
shall, if the
Company shall so
request, distribute,
as promptly as
practicable, to the
Owners of
outstanding Receipts
entitled thereto,
additional Receipts
evidencing an
aggregate number of
American Depositary
Shares representing
the amount of Shares
received as such
dividend or free
distribution subject
to the terms and
conditions of the
Deposit Agreement
with respect to the
deposit of Shares
and the issuance of
American Depositary
Shares evidenced by
Receipts, including
the withholding of
any tax or other
governmental charge
as provided in
Section 4.11 of the
Deposit Agreement
and the payment of
the fees of the
Depositary as
provided in Article
7 hereof and Section
5.09 of the Deposit
Agreement.  In lieu
of delivering
Receipts for
fractional American
Depositary Shares in
any such case, the
Depositary will sell
the amount of Shares
represented by the
aggregate of such
fractions and
distribute the net
proceeds, all in the
manner and subject
to the conditions
set forth in the
Deposit Agreement.
If additional
Receipts are not so
distributed, each
American Depositary
Share shall
thenceforth also
represent the
additional Shares
distributed upon the
Deposited Securities
represented thereby.
In addition, the
Depositary may
withhold any
distribution of
Receipts under this
paragraph and
Section 4.03 of the
Deposit Agreement if
it has not received
satisfactory
assurances from the
Company that such
distribution does
not require
registration under
the Securities Act
or is exempt from
registration under
the provisions of
such Act; provided
that, in any such
event, the
Depositary may sell
the Shares
distributed upon the
Deposited Securities
and distribute the
net proceeds, all in
the manner and
subject to the
conditions described
in this Article and
Section 4.01 of the
Deposit Agreement.

		In the
event that the
Depositary
determines that any
distribution in
property other than
cash (including
Shares and rights to
subscribe therefor)
is subject to any
tax or other
governmental charge
which the Depositary
is obligated to
withhold, the
Depositary may by
public or private
sale dispose of all
or a portion of such
property (including
Shares and rights to
subscribe therefor)
in such amounts and
in such manner as
the Depositary deems
necessary and
practicable to pay
any such taxes or
charges, and the
Depositary shall
distribute the net
proceeds of any such
sale after deduction
of such taxes or
charges to the
Owners of Receipts
entitled thereto.

		13.
RIGHTS.

		In the
event that the
Company shall offer
or cause to be
offered to the
holders of any
Deposited Securities
any rights to
subscribe for
additional Shares or
any rights of any
other nature, the
Depositary, after
consultation with
the Company, shall
have discretion as
to the procedure to
be followed in
making such rights
available to any
Owners or in
disposing of such
rights on behalf of
any Owners and
making the net
proceeds available
to such Owners or,
if by the terms of
such rights offering
or for any other
reason it would be
unlawful for the
Depositary either to
make such rights
available to any
Owners or to dispose
of such rights and
make the net
proceeds available
to such Owners, then
the Depositary shall
allow the rights to
lapse.  If at the
time of the offering
of any rights the
Depositary
determines in its
discretion that it
is lawful and
feasible to make
such rights
available to all or
certain Owners but
not to other Owners,
the Depositary may,
and at the request
of the Company
shall, distribute to
any Owner to whom it
determines the
distribution to be
lawful and feasible,
in proportion to the
number of American
Depositary Shares
held by such Owner,
warrants or other
instruments therefor
in such form as it
deems appropriate.

		In
circumstances in
which rights would
otherwise not be
distributed, if an
Owner requests the
distribution of
warrants or other
instruments in order
to exercise the
rights allocable to
the American
Depositary Shares of
such Owner
hereunder, the
Depositary will
promptly make such
rights available to
such Owner upon
written notice from
the Company to the
Depositary that (a)
the Company has
elected in its sole
discretion to permit
such rights to be
exercised and (b)
such Owner has
executed such
documents as the
Company has
determined in its
sole discretion are
reasonably required
under applicable
law.

		If the
Depositary has
distributed warrants
or other instruments
for rights to all or
certain Owners, then
upon instruction
from such an Owner
pursuant to such
warrants or other
instruments to the
Depositary from such
Owners to exercise
such rights, upon
payment by such
Owner to the
Depositary for the
account of such
Owner of an amount
equal to the
purchase price of
the Shares to be
received upon the
exercise of the
rights, and upon
payment of the fees
of the Depositary
and any other
charges as set forth
in such warrants or
other instruments,
the Depositary
shall, on behalf of
such Owner, exercise
the rights and
purchase the Shares,
and the Company
shall cause the
Shares so purchased
to be delivered to
the Depositary on
behalf of such
Owner.  As agent for
such Owner, the
Depositary will
cause the Shares so
purchased to be
deposited pursuant
to Section 2.02 of
the Deposit
Agreement, and
shall, pursuant to
Section 2.03 of the
Deposit Agreement,
execute and deliver
Receipts to such
Owner.  In the case
of a distribution
pursuant to this
paragraph, such
Receipts shall be
legended in
accordance with
applicable U.S.
laws, and shall be
subject to the
appropriate
restrictions on
sale, deposit,
cancellation, and
transfer under such
laws.

		If the
Depositary
determines that it
is not lawful or
feasible to make
such rights
available to all or
certain Owners, it
may, and at the
request of the
Company will use its
best efforts that
are reasonable under
the circumstances
to, sell the rights,
warrants or other
instruments in
proportion to the
number of American
Depositary Shares
held by the Owners
to whom it has
determined it may
not lawfully or
feasibly make such
rights available,
and allocate the net
proceeds of such
sales (net of the
fees of the
Depositary as
provided in Section
5.09 of the Deposit
Agreement, any
expenses in
connection with such
sale and all taxes
and governmental
charges payable in
connection with such
rights and subject
to the terms and
conditions of the
Deposit Agreement)
for the account of
such Owners
otherwise entitled
to such rights,
warrants or other
instruments, upon an
averaged or other
practical basis
without regard to
any distinctions
among such Owners
because of exchange
restrictions or the
date of delivery of
any Receipt or
otherwise.  Such
proceeds shall be
distributed as
promptly as
practicable in
accordance with
Section 4.01 of the
Deposit Agreement.

		If a
registration
statement under the
Securities Act of
1933 is required
with respect to the
securities to which
any rights relate in
order for the
Company to offer
such rights to
Owners and sell the
securities
represented by such
rights, the
Depositary will not
offer such rights to
Owners having an
address in the
United States (as
defined in
Regulation S) unless
and until such a
registration
statement is in
effect, or unless
the offering and
sale of such
securities and such
rights to such
Owners are exempt
from registration
under the provisions
of such Act.

		The
Depositary shall not
be responsible for
any failure to
determine that it
may be lawful or
feasible to make
such rights
available to Owners
in general or any
Owner in particular.

		14.
CONVERSION OF
FOREIGN CURRENCY.

		Whenever
the Depositary or
the Custodian shall
receive foreign
currency, by way of
dividends or other
distributions or the
net proceeds from
the sale of
securities, property
or rights, and if at
the time of the
receipt thereof the
foreign currency so
received can,
pursuant to
applicable law, be
converted on a
reasonable basis
into Dollars and the
resulting Dollars
transferred to the
United States, the
Depositary or the
Custodian shall
convert or cause to
be converted as
promptly as
practicable (and in
any event within one
Business Day of its
or its agents
receipt of such
Foreign Currency),
by sale or in any
other manner that it
may determine in
accordance with
applicable law, such
Foreign Currency
into Dollars.  If,
at the time of
conversion of such
Foreign Currency
into Dollars, such
Dollars can,
pursuant to
applicable law, be
transferred outside
of Brazil for
distribution to
Owners entitled
thereto, such
Dollars shall be
distributed as
promptly as
practicable to the
Owners entitled
thereto or, if the
Depositary shall
have distributed any
rights, warrants or
other instruments
which entitle the
holders thereof to
such Dollars, then
to the holders of
such rights,
warrants and/or
instruments upon
surrender thereof
for cancellation.
Such distribution or
conversion may be
made upon an
averaged or other
practicable basis
without regard to
any distinctions
among Owners on
account of exchange
restrictions, the
date of delivery of
any Receipt or
otherwise and shall
be net of any
expenses of
conversion into
Dollars incurred by
the Depositary as
provided in Section
5.09 of the Deposit
Agreement.

		If such
conversion, transfer
or distribution can
be effected only
with the approval or
license of any
government or agency
thereof, the
Depositary shall
file as promptly as
practicable such
application for
approval or license;
however, the
Depositary shall be
entitled to rely
upon Brazilian local
counsel in such
matters, which
counsel shall be
instructed to act as
promptly as
possible.

		If at any
time foreign
currency received by
the Depositary or
the Custodian is
not, pursuant to
applicable law,
convertible, in
whole or in part,
into Dollars
transferable to the
United States, or if
any approval or
license of any
government or agency
thereof which is
required for such
conversion is denied
or in the opinion of
the Depositary
cannot be promptly
obtained, the
Depositary shall,
(a) as to that
portion of the
foreign currency
that is convertible
into Dollars, make
such conversion and,
if permitted by
applicable law,
transfer such
Dollars to the
United States for
distribution to
Owners in accordance
with the first
paragraph of this
Article 13 or, if
such transfer is not
so permitted, hold
such Dollars
uninvested and
without liability
for interest thereon
for the respective
accounts of the
Owners entitled to
receive the same,
and (b) as to the
nonconvertible
balance, if any, (i)
if requested in
writing by an Owner,
distribute or cause
the Custodian to
distribute the
foreign currency (or
an appropriate
document evidencing
the right to receive
such foreign
currency) received
by the Depositary or
Custodian to such
Owner and (ii) the
Depositary shall
hold or shall cause
the Custodian to
hold any amounts of
nonconvertible
foreign currency not
distributed pursuant
to the immediate
preceding subclause
(i) uninvested and
without liability
for interest thereon
for the respective
accounts of the
Owners entitled to
receive the same.

		15.
RECORD DATES.

		Whenever
any cash dividend or
other cash
distribution shall
become payable or
any distribution
other than cash
shall be made, or
whenever rights
shall be issued with
respect to the
Deposited
Securities, or
whenever for any
reason the
Depositary causes a
change in the number
of Shares that are
represented by each
American Depositary
Share, or whenever
the Depositary shall
receive notice of
any meeting of
holders of Shares or
other Deposited
Securities, or
whenever the
Depositary shall
find it necessary or
convenient, the
Depositary shall fix
a record date, which
date shall, to the
extent practicable,
be either (x) the
same date as the
record date fixed by
the Company, or (y)
if different from
the record date
fixed by the
Company, be fixed
after consultation
with the Company (a)
for the
determination of the
Owners of Receipts
who shall be (i)
entitled to receive
such dividend,
distribution or
rights or the net
proceeds of the sale
thereof or (ii)
entitled to give
instructions for the
exercise of voting
rights at any such
meeting, or (b) on
or after which each
American Depositary
Share will represent
the changed number
of Shares, subject
to the provisions of
the Deposit
Agreement.

		16.
VOTING OF DEPOSITED
SECURITIES.

		At any
time that the
Depositary has the
right to vote the
Shares represented
by the American
Depositary Shares,
the Depositary will
comply with the
following
provisions.

		As soon as
practicable after
receipt of notice of
any meeting or
solicitation of
consents or proxies
of holders of Shares
or other Deposited
Securities, if
requested in writing
by the Company, the
Depositary shall, as
soon as practicable
thereafter, mail to
the Owners of
Receipts a notice,
the form of which
notice shall be in
the sole discretion
of the Depositary,
which shall contain
(a) such information
as is contained in
such notice of
meeting, (or, if
requested by the
Company a summary of
such information
provided by the
Company), (b) a
statement that the
Owners of Receipts
as of the close of
business on a
specified record
date will be
entitled, subject to
any applicable
provision of
Brazilian law and of
the Charter of the
Company, to instruct
the Depositary as to
the exercise of the
voting rights, if
any, pertaining to
the amount of Shares
or other Deposited
Securities
represented by their
respective American
Depositary Shares
and (c) a statement
as to the manner in
which such
instructions may be
given, including an
express indication
that instructions
may be given or
deemed given in
accordance with the
last sentence of
this paragraph if no
instruction is
received, to the
Depositary to give a
discretionary proxy
to a person
designated by the
Company.  Upon the
written request of
an Owner of a
Receipt on such
record date,
received on or
before the date
established by the
Depositary for such
purpose, the
Depositary shall
endeavor insofar as
practicable to vote
or cause to be voted
the amount of Shares
or other Deposited
Securities
represented by such
American Depositary
Shares evidenced by
such Receipt in
accordance with the
instructions set
forth in such
request.  The
Depositary shall not
itself exercise any
voting discretion
over any Deposited
Securities.  If no
instructions are
received by the
Depositary from any
Owner with respect
to any of the
Deposited Securities
represented by the
American Depositary
Shares evidenced by
such Owners Receipts
on or before the
date established by
the Depositary for
such purpose, the
Depositary shall
deem such Owner to
have instructed the
Depositary to give a
discretionary proxy
to a person
designated by the
Company with respect
to such Deposited
Securities and the
Depositary shall
give a discretionary
proxy to a person
designated by the
Company to vote such
Deposited
Securities, provided
that no such
instruction shall be
deemed given and no
such discretionary
proxy shall be given
with respect to any
matter as to which
the Company informs
the Depositary (and
the Company agrees
to provide such
information as
promptly as
practicable in
writing) that (x)
the Company does not
wish such proxy
given, (y)
substantial
opposition exists or
(z) such matter
materially and
adversely affects
the rights of
holders of Shares.

		Subject to
the rules of any
securities exchange
on which American
Depositary Shares or
the Deposited
Securities
represented thereby
are listed, the
Depositary shall if
requested by the
Company deliver, at
least two Business
Days prior to the
date of such
meeting, to the
Company, to the
attention of its
Secretary, copies of
all instructions
received from Owners
in accordance with
which the Depositary
will vote, or cause
to be voted, the
Deposited Securities
represented by the
American Depositary
Shares evidenced by
such Receipts at
such meeting.
Delivery of
instructions will be
made at the expense
of the Company
(unless otherwise
agreed in writing by
the Company and the
Depositary).

		17.
CHANGES AFFECTING
DEPOSITED
SECURITIES.

		In
circumstances where
the provisions of
Section 4.03 of the
Deposit Agreement do
not apply, upon any
change in nominal
value, change in par
value, split-up,
consolidation, or
any other
reclassification of
Deposited
Securities, or upon
any
recapitalization,
reorganization,
merger or
consolidation, or
sale of assets
affecting the
Company or to which
it is a party, any
securities which
shall be received by
the Depositary or a
Custodian in
exchange for or in
conversion of or in
respect of Deposited
Securities shall be
treated as new
Deposited Securities
under the Deposit
Agreement, and
American Depositary
Shares shall
thenceforth
represent the new
Deposited Securities
so received in
exchange or
conversion, unless
additional Receipts
are delivered
pursuant to the
following sentence.
In any such case the
Depositary may, and
shall if the Company
shall so request,
execute and deliver
additional Receipts
as in the case of a
dividend in Shares,
or call for the
surrender of
outstanding Receipts
to be exchanged for
new Receipts
specifically
describing such new
Deposited
Securities.

		18.
	LIABILITY OF
THE COMPANY AND
DEPOSITARY.

		Neither
the Depositary nor
the Company nor any
of their respective
directors,
employees, agents or
affiliates shall
incur any liability
to any Owner or
Beneficial Owner, if
by reason of any
provision of any
present or future
law or regulation of
the United States or
any other country,
or of any other
governmental or
regulatory
authority, or by
reason of any
provision, present
or future, of the
Charter of the
Company, or by
reason of any act of
God or war or other
circumstances beyond
its control, the
Depositary or the
Company shall be
prevented or
forbidden from or be
subject to any civil
or criminal penalty
on account of doing
or performing any
act or thing which
by the terms of the
Deposit Agreement it
is provided shall be
done or performed;
nor shall the
Depositary or the
Company nor any of
their respective
directors,
employees, agents or
affiliates incur any
liability to any
Owner or Beneficial
Owner of a Receipt
by reason of any
non-performance or
delay, caused as
aforesaid, in the
performance of any
act or thing which
by the terms of the
Deposit Agreement it
is provided shall or
may be done or
performed, or by
reason of any
exercise of, or
failure to exercise,
any discretion
provided for in the
Deposit Agreement.
Where, by the terms
of a distribution
pursuant to Sections
4.01, 4.02 or 4.03
of the Deposit
Agreement, or an
offering or
distribution
pursuant to Section
4.04 of the Deposit
Agreement, such
distribution or
offering may not be
made available to
Owners of Receipts,
and the Depositary
may not dispose of
such distribution or
offering on behalf
of such Owners and
make the net
proceeds available
to such Owners, then
the Depositary shall
not make such
distribution or
offering, and shall
allow any rights, if
applicable, to
lapse.  Neither the
Company nor the
Depositary assumes
any obligation or
shall be subject to
any liability under
the Deposit
Agreement to Owners
or Beneficial Owners
of Receipts, except
that they agree to
perform their
obligations
specifically set
forth in the Deposit
Agreement without
negligence or bad
faith.  The
Depositary shall not
be subject to any
liability with
respect to the
validity or worth of
the Deposited
Securities.  Neither
the Depositary nor
the Company shall be
under any obligation
to appear in,
prosecute or defend
any action, suit, or
other proceeding in
respect of any
Deposited Securities
or in respect of the
Receipts, which in
its opinion may
involve it in
expense or
liability, unless
indemnity
satisfactory to it
against all expenses
and liability shall
be furnished as
often as may be
required, and the
Custodian shall not
be under any
obligation
whatsoever with
respect to such
proceedings, the
responsibility of
the Custodian being
solely to the
Depositary.  Neither
the Depositary nor
the Company shall be
liable for any
action or nonaction
by it in reliance
upon the advice of
or information from
legal counsel,
accountants, any
person presenting
Shares for deposit,
any Owner or
Beneficial Owner of
a Receipt, or any
other person
believed by it in
good faith to be
competent to give
such advice or
information.  The
Depositary shall not
be responsible for
any failure to carry
out any instructions
to vote any of the
Deposited
Securities, or for
the manner in which
any such vote is
cast or the effect
of any such vote,
provided that any
such action or
nonaction is in good
faith.  The
Depositary shall not
be liable for any
acts or omissions
made by a successor
depositary whether
in connection with a
previous act or
omission of the
Depositary or in
connection with a
matter arising
wholly after the
removal or
resignation of the
Depositary, provided
that in connection
with the issue out
of which such
potential liability
arises, the
Depositary performed
its obligations
without negligence
or bad faith while
it acted as
Depositary.

		The
Company agrees to
indemnify the
Depositary, its
directors,
employees, agents
and affiliates and
any Custodian
against, and hold
each of them
harmless from, any
liability or expense
(including, but not
limited to, the
reasonable fees and
expenses of counsel)
which may arise out
of acts performed or
omitted, in
accordance with the
provisions of the
Deposit Agreement
and of the Receipts,
as the same may be
amended, modified,
or supplemented from
time to time, (i) by
either the
Depositary or a
Custodian or their
respective
directors,
employees, agents
and affiliates,
except for any
liability or expense
arising out of the
negligence or bad
faith of either of
them, and except to
the extent that such
liability or expense
arises out of
information relating
to the Depositary or
the Custodian, as
applicable,
furnished in writing
to the Company by
the Depositary or
the Custodian, as
applicable,
expressly for use in
any registration
statement, proxy
statement,
prospectus (or
placement
memorandum) or
preliminary
prospectus (or
preliminary
placement
memorandum) relating
to the Shares, or
omissions from such
information; or (ii)
by the Company or
any of its
directors,
employees, agents
and affiliates.  The
indemnities
contained in this
paragraph shall not
extend to any
liability or expense
which may arise out
of any Pre-Release.

		No
disclaimer of
liability under the
Securities Act of
1933 is intended by
any provisions of
the Deposit
Agreement.

		The
Depositary, subject
to Sections 2.05 and
2.09 of the Deposit
Agreement, may own
and deal in any
class of securities
of the Company and
its affiliates and
in Receipts.

		19.
	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY;
APPOINTMENT OF
SUCCESSOR CUSTODIAN.

		The
Depositary may at
any time resign as
Depositary hereunder
by written notice of
its election so to
do delivered to the
Company, such
resignation to take
effect  upon the
appointment of a
successor depositary
and its acceptance
of such appointment
as provided in the
Deposit Agreement.
The Depositary may
at any time be
removed by the
Company by written
notice of such
removal, effective
upon the appointment
of a successor
depositary and its
acceptance of such
appointment as
provided in the
Deposit Agreement.
Whenever the
Depositary in its
discretion
determines that it
is in the best
interest of the
Owners of Receipts
to do so, it may
appoint a substitute
or additional
custodian or
custodians.

		20.
AMENDMENT.

		The form
of the Receipts and
any provisions of
the Deposit
Agreement may at any
time and from time
to time be amended
by agreement between
the Company and the
Depositary in any
respect which they
may deem necessary
or desirable.  Any
amendment which
shall impose or
increase any fees or
charges (other than
taxes and other
governmental
charges,
registration fees
and cable, telex or
facsimile
transmission costs,
delivery costs or
other such
expenses), or which
shall otherwise
prejudice any
substantial existing
right of Owners of
Receipts, shall,
however, not become
effective as to
outstanding Receipts
until the expiration
of thirty days after
notice of such
amendment shall have
been given to the
Owners of
outstanding
Receipts.  Every
Owner of a Receipt
at the time any
amendment so becomes
effective shall be
deemed, by
continuing to hold
such Receipt, to
consent and agree to
such amendment and
to be bound by the
Deposit Agreement as
amended thereby.  In
no event shall any
amendment impair the
right of the Owner
of any Receipt to
surrender such
Receipt and receive
therefor the
Deposited Securities
represented thereby
except in order to
comply with
mandatory provisions
of applicable law.

		21.
	TERMINATION OF
DEPOSIT AGREEMENT

		The
Depositary at any
time, at the
direction of the
Company, shall
terminate the
Deposit Agreement by
mailing notice of
such termination to
the Owners of all
Receipts then
outstanding at least
30 days prior to the
date fixed in such
notice for such
termination.  The
Depositary may
likewise terminate
the Deposit
Agreement by mailing
notice of such
termination to the
Company and the
Owners of all
Receipts then
outstanding, such
termination to be
effective on a date
specified in such
notice not less than
30 days after the
date thereof, if at
any time 60 days
shall have expired
after the Depositary
shall have delivered
to the Company a
written notice of
its election to
resign and a
successor depositary
shall not have been
appointed and
accepted its
appointment as
provided in the
Deposit Agreement.
On and after the
date of termination,
the Owner of a
Receipt will, upon
(a) surrender of
such Receipt at the
Corporate Trust
Office of the
Depositary, (b)
payment of the fee
of the Depositary
for the surrender of
Receipts referred to
in Section 2.05 of
the Deposit
Agreement, and (c)
payment of any
applicable taxes or
governmental
charges, be entitled
to delivery, to the
Owner or upon the
Owners order, of the
amount of Deposited
Securities
represented by the
American Depositary
Shares evidenced by
such Receipt.  If
any Receipts shall
remain outstanding
after the date of
termination, the
Depositary
thereafter shall
discontinue the
registration of
transfers of
Receipts, shall
suspend the
distribution of
dividends to the
Owners thereof, and
shall not give any
further notices or
perform any further
acts under the
Deposit Agreement,
except that the
Depositary shall
continue to collect
dividends and other
distributions
pertaining to
Deposited
Securities, shall
sell rights as
provided in the
Deposit Agreement,
and shall continue
to deliver Deposited
Securities, together
with any dividends
or other
distributions
received with
respect thereto and
the net proceeds of
the sale of any
rights or other
property, in
exchange for
Receipts surrendered
to the Depositary
(after deducting, in
each case, the fee
of the Depositary
for the surrender of
a Receipt, any
expenses for the
account of the Owner
of such Receipt in
accordance with the
terms and conditions
of the Deposit
Agreement, and any
applicable taxes or
governmental
charges).  At any
time after the
expiration of one
year from the date
of termination, the
Depositary may sell
the Deposited
Securities then held
under the Deposit
Agreement and may
thereafter hold
uninvested the net
proceeds of any such
sale, together with
any other cash then
held by it
thereunder,
unsegregated and
without liability
for interest, for
the pro rata benefit
of the Owners of
Receipts which have
not theretofore been
surrendered, such
Owners thereupon
becoming general
creditors of the
Depositary with
respect to such net
proceeds.  After
making such sale,
the Depositary shall
be discharged from
all obligations
under the Deposit
Agreement, except to
account for such net
proceeds and other
cash (after
deducting, in each
case, the fee of the
Depositary for the
surrender of a
Receipt, any
expenses for the
account of the Owner
of such Receipt in
accordance with the
terms and conditions
of the Deposit
Agreement, and any
applicable taxes or
governmental
charges) and except
as provided in
Section 5.08 of the
Deposit Agreement.
Upon the termination
of the Deposit
Agreement, the
Company shall be
discharged from all
obligations under
the Deposit
Agreement except for
its obligations to
the Depositary with
respect to
indemnification,
charges, and
expenses.